CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION  [3/30/05]

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Seconds (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 40.2% of the mortgage loans with Silent Seconds shall not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,929
Total Outstanding Loan Balance	$389,887,161*	Min	Max
Average Loan Current Balance	$202,119	$33,941	$786,788
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	6.84%	4.75%	11.38%
Arm Weighted Average Coupon	6.83%
Fixed Weighted Average Coupon	7.40%
Weighted Average Margin	6.35%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	649
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	97.8%
% Fixed	02.2%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$386,200,000] of the total [$925,000,050] deal collateral will have a Silent Second.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	8	2,959,485	0.8	4.97	80.0	705
5.01 - 5.50	47	13,779,763	3.5	5.37	80.1	665
5.51 - 6.00	200	53,080,184	13.6	5.87	80.2	668
6.01 - 6.50	345	80,283,792	20.6	6.33	80.3	659
6.51 - 7.00	522	108,026,860	27.7	6.81	81.2	648
7.01 - 7.50	306	57,926,472	14.9	7.31	81.9	642
7.51 - 8.00	252	39,579,449	10.2	7.80	83.1	632
8.01 - 8.50	159	23,052,774	5.9	8.30	84.1	622
8.51 - 9.00	72	9,813,101	2.5	8.75	84.2	609
9.01 - 9.50	12	1,018,240	0.3	9.29	81.6	648
9.51 - 10.00	2	112,667	0.0	9.81	80.0	639
10.01 - 10.50	1	75,106	0.0	10.30	80.0	568
10.51 - 11.00	1	58,565	0.0	10.99	80.0	639
11.01 - 11.38	2	120,704	0.0	11.19	80.0	613
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
515 - 525	5	822,871	0.2	8.00	80.4	521
526 - 550	17	3,300,158	0.8	7.74	80.6	541
551 - 575	96	15,702,009	4.0	7.73	87.8	563
576 - 600	313	49,607,567	12.7	7.24	83.9	589
601 - 625	291	54,796,509	14.1	6.84	82.1	615
626 - 650	394	82,068,713	21.0	6.77	80.6	639
651 - 675	371	79,746,288	20.5	6.74	80.2	662
676 - 700	202	47,364,474	12.1	6.74	80.4	687
701 - 725	116	27,730,811	7.1	6.50	80.5	711
726 - 750	76	16,601,320	4.3	6.48	79.5	737
751 - 775	28	7,463,349	1.9	6.57	80.8	763
776 - 800	17	4,253,041	1.1	6.65	80.5	781
801 - 804	3	430,051	0.1	6.79	85.8	802
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
33,941 - 50,000	6	268,539	0.1	7.45	81.7	610
50,001 - 100,000	286	23,060,149	5.9	7.61	82.1	634
100,001 - 150,000	544	67,167,594	17.2	7.19	82.4	632
150,001 - 200,000	368	63,877,235	16.4	6.88	81.8	640
200,001 - 250,000	203	45,852,239	11.8	6.83	81.7	648
250,001 - 300,000	176	48,171,283	12.4	6.76	80.8	657
300,001 - 350,000	107	34,724,978	8.9	6.61	81.3	658
350,001 - 400,000	91	34,181,409	8.8	6.54	81.0	662
400,001 - 450,000	55	23,307,411	6.0	6.60	80.8	673
450,001 - 500,000	48	23,080,739	5.9	6.57	80.3	657
500,001 - 550,000	15	7,871,193	2.0	6.65	81.0	664
550,001 - 600,000	17	9,807,075	2.5	6.59	80.6	639
600,001 - 750,000	12	7,730,530	2.0	6.24	77.1	669
750,001 - 786,788	1	786,788	0.2	6.50	75.0	698
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
60.780 - 65.000	6	2,464,908	0.6	6.83	62.5	627
65.001 - 70.000	8	1,256,257	0.3	7.34	69.9	638
70.001 - 75.000	15	4,518,978	1.2	6.78	74.5	660
75.001 - 80.000	1,490	312,113,352	80.1	6.71	80.0	658
80.001 - 85.000	76	12,656,372	3.2	7.37	84.3	603
85.001 - 90.000	330	56,419,424	14.5	7.43	89.9	608
90.001 - 95.000	4	457,871	0.1	8.66	95.0	613
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	324	61,475,831	15.8	7.21	81.3	647
0.50	4	1,062,588	0.3	7.38	80.0	624
1.00	202	51,802,065	13.3	6.98	81.3	657
1.50	3	400,668	0.1	7.15	80.0	663
1.75	1	372,000	0.1	7.88	80.0	651
2.00	1,185	237,746,633	61.0	6.73	81.5	647
2.50	1	255,570	0.1	6.99	80.0	700
3.00	197	34,485,415	8.8	6.73	80.9	657
4.00	1	235,947	0.1	7.49	85.0	612
5.00	11	2,050,443	0.5	7.02	81.1	645
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,107	207,687,261	53.3	6.69	82.7	629
Reduced	260	58,654,813	15.0	6.88	79.9	675
No Income/ No Asset	18	2,307,071	0.6	7.40	80.5	666
Stated Income / Stated Assets	544	121,238,015	31.1	7.07	79.8	670
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,824	370,135,684	94.9	6.81	81.1	649
Second Home	6	1,076,407	0.3	7.16	87.7	641
Investor	99	18,675,070	4.8	7.40	85.4	656
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	390	116,530,981	29.9	6.47	80.6	661
New York	111	31,686,329	8.1	6.75	80.6	667
Florida	156	26,903,188	6.9	7.07	81.0	651
Illinois	99	18,204,569	4.7	7.14	82.8	647
Texas	137	17,350,353	4.5	7.55	84.2	626
Georgia	91	14,335,964	3.7	7.18	82.6	630
Virginia	54	13,110,977	3.4	6.90	80.8	654
Washington	69	12,987,139	3.3	6.62	80.6	645
New Jersey	48	11,779,259	3.0	7.09	80.5	641
Colorado	63	11,482,182	2.9	6.66	81.9	631
Maryland	49	11,465,617	2.9	6.84	82.8	633
Massachusetts	44	10,493,390	2.7	7.24	81.4	639
Nevada	49	10,456,102	2.7	6.85	80.6	663
Arizona	74	10,319,489	2.6	6.82	80.3	637
Oregon	63	10,121,819	2.6	6.63	80.0	657
Other	432	62,659,804	16.1	7.11	82.5	636
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,563	307,383,437	78.8	6.88	81.4	652
Refinance - Rate Term	42	7,744,605	2.0	6.66	80.0	645
Refinance - Cashout	324	74,759,119	19.2	6.68	81.2	635
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,735	354,840,413	91.0	6.84	81.4	648
Arm 3/27	124	23,437,818	6.0	6.65	80.2	667
Arm 5/25	14	3,009,069	0.8	6.51	82.9	674
Arm 6 Month	1	163,836	0.0	5.99	78.1	738
Fixed Rate	55	8,436,025	2.2	7.40	81.5	639
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,528	299,574,326	76.8	6.81	81.5	645
PUD	142	30,435,271	7.8	6.97	79.5	667
2 Family	113	30,349,022	7.8	6.87	81.2	664
Condo	119	20,922,402	5.4	6.90	81.1	654
3-4 Family	27	8,606,139	2.2	7.21	83.6	652
Total:	1,929	389,887,161	100.0	6.84	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.67 - 4.00	3	306,430	0.1	5.66	80.0	648
4.01 - 4.50	44	8,479,596	2.2	6.02	79.8	666
4.51 - 5.00	158	35,390,098	9.3	6.63	79.5	673
5.01 - 5.50	214	39,321,367	10.3	6.69	80.4	664
5.51 - 6.00	205	43,348,876	11.4	6.59	80.1	664
6.01 - 6.50	213	39,801,769	10.4	6.63	80.7	653
6.51 - 7.00	938	200,822,106	52.6	6.91	82.4	637
7.01 - 7.50	66	9,715,558	2.5	8.19	80.6	656
7.51 - 8.00	24	3,604,695	0.9	8.70	80.2	648
8.01 - 8.50	5	406,267	0.1	9.14	80.0	608
8.51 - 9.00	1	75,106	0.0	10.30	80.0	568
9.51 - 10.00	2	109,394	0.0	11.17	80.0	656
10.01 - 10.07	1	69,874	0.0	11.05	80.0	568
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	1	163,836	0.0	5.99	78.1	738
13 - 15	2	180,723	0.0	6.64	80.0	624
16 - 18	29	5,567,531	1.5	6.85	80.5	662
19 - 21	434	87,226,474	22.9	6.85	80.4	653
22 - 24	1,270	261,865,685	68.6	6.84	81.8	646
28 - 30	1	134,013	0.0	6.63	80.0	671
31 - 33	26	5,004,267	1.3	6.79	80.0	682
34 - 36	97	18,299,538	4.8	6.61	80.2	663
37 - 59	14	3,009,069	0.8	6.51	82.9	674
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.75 - 11.50	88	19,423,857	5.1	6.18	79.7	676
11.51 - 12.00	108	21,703,623	5.7	6.24	79.4	669
12.01 - 12.50	139	31,854,760	8.4	6.13	80.2	663
12.51 - 13.00	242	61,197,579	16.0	6.21	80.4	663
13.01 - 13.50	258	62,703,035	16.4	6.52	80.4	656
13.51 - 14.00	391	81,983,317	21.5	6.86	81.5	645
14.01 - 14.50	226	40,213,060	10.5	7.33	82.7	635
14.51 - 15.00	204	32,106,171	8.4	7.82	83.9	627
15.01 - 15.50	141	20,514,588	5.4	8.30	84.5	618
15.51 - 16.00	60	8,433,732	2.2	8.76	84.3	609
16.01 - 16.50	11	950,374	0.2	9.29	81.2	653
16.51 - 17.00	2	112,667	0.0	9.81	80.0	639
17.01 - 17.50	1	75,106	0.0	10.30	80.0	568
17.51 - 18.00	1	58,565	0.0	10.99	80.0	639
18.01 - 18.38	2	120,704	0.0	11.19	80.0	613
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	9	1,739,224	0.5	6.25	80.0	642
4.51 - 5.50	157	40,698,764	10.7	6.16	79.6	674
5.51 - 6.00	186	49,908,353	13.1	5.90	80.4	668
6.01 - 6.50	313	73,262,365	19.2	6.34	80.3	657
6.51 - 7.00	473	97,995,108	25.7	6.82	81.3	647
7.01 - 7.50	273	49,467,481	13.0	7.31	82.3	638
7.51 - 8.00	232	36,139,394	9.5	7.80	83.3	630
8.01 - 8.50	150	21,967,601	5.8	8.30	84.3	621
8.51 - 9.00	64	8,955,431	2.3	8.76	84.0	610
9.01 - 9.50	11	950,374	0.2	9.29	81.2	653
9.51 - 10.00	2	112,667	0.0	9.81	80.0	639
10.01 - 10.50	1	75,106	0.0	10.30	80.0	568
10.51 - 11.00	1	58,565	0.0	10.99	80.0	639
11.01 - 11.38	2	120,704	0.0	11.19	80.0	613
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	641,016	0.2	7.21	79.5	688
1.50	432	73,539,586	19.3	7.24	81.0	657
2.00	4	1,100,000	0.3	7.36	80.0	632
3.00	1,432	305,841,231	80.2	6.73	81.5	647
5.00	2	329,302	0.1	6.58	80.0	683
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	553	108,113,743	28.3	6.77	79.9	663
1.50	1,320	273,193,776	71.6	6.85	82.0	644
2.00	1	143,618	0.0	6.64	80.0	677
Total:	1,874	381,451,136	100.0	6.83	81.4	649

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,303	233,301,196	59.8	7.12	82.1	641
24	407	105,472,432	27.1	6.36	80.5	655
36	16	4,249,017	1.1	6.27	80.0	680
60	201	46,380,596	11.9	6.61	80.0	672
120	2	483,920	0.1	6.21	80.0	690
Total:	1,929	389,887,161	100.0	6.84	81.4	649

Statistical Collateral Summary – No Silent Seconds (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 13.7% of the mortgage loans without Silent Seconds shall not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.  Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,355
Total Outstanding Loan Balance	$543,958,351*	Min	Max
Average Loan Current Balance	$162,134	$4,234	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.55%	4.99%	14.25%
Arm Weighted Average Coupon	7.42%
Fixed Weighted Average Coupon	8.03%
Weighted Average Margin	6.64%	3.86%	9.74%
Weighted Average FICO (Non-Zero)	613
Weighted Average Age (Months)	2
% First Liens	95.7%
% Second Liens	4.3%
% Arms	79.2%
% Fixed	20.8%
% of Loans with Mortgage Insurance	0.1%

*

Approximately [$538,800,000] of the total [$925,000,050] deal collateral will not have a Silent Second.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	1	240,000	0.0	4.99	75.0	635
5.01 - 5.50	23	6,059,014	1.1	5.33	74.0	679
5.51 - 6.00	156	38,405,039	7.1	5.87	74.5	654
6.01 - 6.50	265	64,584,530	11.9	6.35	76.6	644
6.51 - 7.00	518	117,670,461	21.6	6.83	79.9	627
7.01 - 7.50	399	82,579,790	15.2	7.31	80.6	605
7.51 - 8.00	476	91,552,519	16.8	7.81	81.5	596
8.01 - 8.50	302	49,198,934	9.0	8.31	82.8	598
8.51 - 9.00	314	41,814,069	7.7	8.81	82.5	578
9.01 - 9.50	131	13,938,595	2.6	9.31	83.8	578
9.51 - 10.00	124	11,229,617	2.1	9.82	76.1	570
10.01 - 10.50	95	7,000,800	1.3	10.28	79.4	584
10.51 - 11.00	145	6,968,856	1.3	10.86	91.7	610
11.01 - 11.50	140	5,998,527	1.1	11.29	94.2	622
11.51 - 12.00	160	3,877,702	0.7	11.76	93.4	603
12.01 - 12.50	48	957,718	0.2	12.30	86.5	584
12.51 - 13.00	34	1,485,159	0.3	12.56	99.2	627
13.01 - 13.50	5	63,538	0.0	13.36	96.8	599
13.51 - 14.00	18	315,922	0.1	13.65	100.0	595
14.01 - 14.25	1	17,560	0.0	14.25	100.0	609
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	166,691	0.0	6.39	79.5	0
476 - 500	17	2,682,889	0.5	8.50	74.4	500
501 - 525	248	41,302,862	7.6	8.49	74.5	513
526 - 550	342	59,297,253	10.9	8.05	75.6	537
551 - 575	379	59,393,605	10.9	7.73	77.3	563
576 - 600	569	71,419,134	13.1	7.69	81.1	588
601 - 625	519	80,751,594	14.8	7.38	81.2	613
626 - 650	442	80,374,544	14.8	7.25	82.3	638
651 - 675	341	60,478,468	11.1	7.20	83.3	661
676 - 700	235	42,598,319	7.8	7.17	84.0	687
701 - 725	110	19,182,526	3.5	7.25	85.1	712
726 - 750	83	14,773,047	2.7	7.11	83.4	738
751 - 775	37	6,078,920	1.1	7.06	81.5	761
776 - 800	25	4,249,678	0.8	6.88	82.7	784
801 - 825	7	1,208,822	0.2	6.39	64.9	807
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,234 - 50,000	629	16,167,774	3.0	10.63	93.3	624
50,001 - 100,000	635	47,764,316	8.8	8.59	79.8	611
100,001 - 150,000	588	73,068,326	13.4	7.76	79.9	603
150,001 - 200,000	485	84,460,641	15.5	7.48	78.4	600
200,001 - 250,000	329	74,173,446	13.6	7.38	77.9	606
250,001 - 300,000	241	66,519,156	12.2	7.16	78.0	614
300,001 - 350,000	162	52,781,901	9.7	7.20	81.9	624
350,001 - 400,000	115	43,311,173	8.0	7.20	81.9	619
400,001 - 450,000	69	29,322,735	5.4	7.17	83.4	634
450,001 - 500,000	47	22,713,451	4.2	7.09	81.2	631
500,001 - 550,000	15	7,894,055	1.5	7.09	86.8	612
550,001 - 600,000	22	12,732,009	2.3	7.14	80.1	616
600,001 - 750,000	11	7,219,289	1.3	6.93	89.0	623
750,001 - 800,000	1	799,000	0.1	6.25	85.0	622
800,001 - 850,000	6	5,031,078	0.9	7.06	81.3	650
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
11.11 - 50.000	136	18,060,928	3.3	7.06	40.7	617
50.001 - 55.000	61	10,886,631	2.0	7.48	53.1	599
55.001 - 60.000	80	13,403,921	2.5	7.24	58.0	596
60.001 - 65.000	136	25,379,644	4.7	7.54	63.4	584
65.001 - 70.000	185	33,619,767	6.2	7.62	68.7	599
70.001 - 75.000	264	51,842,903	9.5	7.41	73.9	594
75.001 - 80.000	653	129,428,077	23.8	7.33	79.5	602
80.001 - 85.000	398	80,890,485	14.9	7.35	84.5	603
85.001 - 90.000	526	110,491,356	20.3	7.31	89.6	631
90.001 - 95.000	202	23,057,924	4.2	7.84	94.8	644
95.001 - 100.000	714	46,896,716	8.6	9.28	99.9	654
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	910	108,851,055	20.0	7.98	81.7	615
0.50	4	1,393,434	0.3	9.41	81.1	602
1.00	254	56,010,368	10.3	7.54	81.0	622
1.50	2	226,515	0.0	7.46	85.0	587
1.75	2	954,500	0.2	6.38	89.2	744
2.00	1,488	269,787,081	49.6	7.49	81.1	605
2.50	3	461,684	0.1	6.34	85.3	647
3.00	641	97,504,563	17.9	7.19	76.3	626
5.00	51	8,769,152	1.6	7.62	83.9	605
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,938	281,755,225	51.8	7.42	81.4	601
Reduced	316	53,497,837	9.8	7.70	83.1	638
No Income/ No Asset	88	14,045,098	2.6	7.15	77.7	633
Stated Income / Stated Assets	1,013	194,660,190	35.8	7.71	78.4	621
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,012	487,504,170	89.6	7.53	80.4	609
Second Home	24	4,360,444	0.8	7.61	84.3	657
Investor	319	52,093,737	9.6	7.71	79.9	648
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	606	154,743,157	28.4	7.10	76.9	617
Florida	432	57,460,736	10.6	7.78	81.0	612
New York	219	50,912,826	9.4	7.42	79.6	625
New Jersey	165	38,317,165	7.0	7.52	79.5	606
Nevada	115	22,584,905	4.2	7.32	78.7	615
Illinois	127	21,109,738	3.9	7.68	84.7	614
Maryland	109	20,558,667	3.8	7.87	81.9	599
Texas	262	18,622,728	3.4	8.29	81.7	614
Virginia	103	16,254,450	3.0	7.75	82.6	608
Arizona	88	12,616,919	2.3	7.66	81.4	605
Massachusetts	65	11,936,104	2.2	7.53	78.3	607
Washington	83	11,900,205	2.2	7.45	82.1	626
Georgia	115	10,185,076	1.9	8.37	89.1	606
Oregon	65	8,723,358	1.6	7.60	82.6	632
Pennsylvania	63	8,105,263	1.5	7.97	79.2	601
Other	738	79,927,057	14.7	7.92	84.6	606
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,111	120,272,163	22.1	8.08	88.5	640
Refinance - Rate Term	145	22,907,848	4.2	7.63	81.7	616
Refinance - Cashout	2,099	400,778,340	73.7	7.38	77.9	605
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,866	394,807,800	72.6	7.44	80.8	606
Arm 3/27	169	29,094,781	5.3	7.34	80.5	624
Arm 5/25	28	6,792,369	1.2	6.71	80.3	646
Arm 6 Month	2	367,661	0.1	6.22	83.6	739
Fixed Rate	1,290	112,895,739	20.8	8.03	79.0	631
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,821	436,573,894	80.3	7.54	80.3	610
2 Family	183	37,949,347	7.0	7.46	81.7	636
PUD	133	28,363,921	5.2	7.65	81.7	606
Condo	160	24,250,092	4.5	7.66	80.2	622
3-4 Family	58	16,821,097	3.1	7.44	78.6	639
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.86 - 4.00	3	721,999	0.2	5.29	77.4	704
4.01 - 4.50	29	6,631,406	1.5	6.07	80.9	650
4.51 - 5.00	111	25,937,373	6.0	6.87	82.7	655
5.01 - 5.50	120	24,158,792	5.6	6.87	79.7	633
5.51 - 6.00	158	32,169,534	7.5	6.96	78.8	623
6.01 - 6.50	193	39,598,480	9.2	7.13	80.7	608
6.51 - 7.00	1,140	253,136,497	58.7	7.45	80.5	602
7.01 - 7.50	159	26,352,481	6.1	8.31	82.4	585
7.51 - 8.00	79	11,982,080	2.8	8.58	83.5	588
8.01 - 8.50	45	6,887,254	1.6	9.04	82.4	600
8.51 - 9.00	19	2,655,945	0.6	9.40	82.7	569
9.01 - 9.50	7	641,098	0.1	10.13	81.3	555
9.51 - 9.74	2	189,673	0.0	10.71	79.2	527
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	2	367,661	0.1	6.22	83.6	739
13 - 15	3	563,565	0.1	6.99	97.8	636
16 - 18	26	6,319,588	1.5	7.39	84.1	598
19 - 21	523	109,287,581	25.4	7.37	80.3	612
22 - 24	1,315	278,706,634	64.7	7.46	80.9	604
25 - 27	2	466,668	0.1	7.07	89.2	633
28 - 30	3	296,807	0.1	8.13	96.1	586
31 - 33	55	10,368,715	2.4	7.18	81.5	628
34 - 36	108	17,893,023	4.2	7.43	79.3	621
37 - 59	28	6,792,369	1.6	6.71	80.3	646
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	28	6,817,971	1.6	6.22	76.9	663
11.51 - 12.00	66	16,093,932	3.7	6.55	78.9	627
12.01 - 12.50	79	18,316,751	4.2	6.49	78.2	641
12.51 - 13.00	183	43,098,175	10.0	6.54	80.2	636
13.01 - 13.50	223	54,359,885	12.6	6.69	78.8	629
13.51 - 14.00	360	84,146,962	19.5	6.98	82.0	623
14.01 - 14.50	288	60,687,492	14.1	7.45	81.8	596
14.51 - 15.00	334	67,042,909	15.6	7.87	82.0	588
15.01 - 15.50	180	31,207,894	7.2	8.37	83.5	592
15.51 - 16.00	188	29,287,535	6.8	8.82	82.7	574
16.01 - 16.50	53	7,000,763	1.6	9.34	80.1	550
16.51 - 17.00	40	6,970,613	1.6	9.83	69.8	546
17.01 - 17.50	22	3,529,984	0.8	10.26	67.6	542
17.51 - 18.00	10	1,210,944	0.3	10.91	65.1	534
18.01 - 19.25	11	1,290,803	0.3	11.62	64.3	527
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	7	1,734,014	0.4	6.55	86.9	626
4.51 - 5.50	68	19,180,947	4.4	6.61	83.1	670
5.51 - 6.00	106	27,025,980	6.3	5.94	77.8	643
6.01 - 6.50	192	49,135,225	11.4	6.36	77.8	637
6.51 - 7.00	385	92,932,101	21.6	6.83	81.5	624
7.01 - 7.50	307	64,935,529	15.1	7.31	81.0	598
7.51 - 8.00	388	79,073,960	18.3	7.82	82.0	593
8.01 - 8.50	228	39,612,543	9.2	8.32	82.9	591
8.51 - 9.00	227	34,883,481	8.1	8.81	82.7	576
9.01 - 9.50	68	9,122,926	2.1	9.31	81.2	554
9.51 - 10.00	45	7,308,827	1.7	9.82	70.0	547
10.01 - 10.50	22	3,579,718	0.8	10.25	68.4	544
10.51 - 11.00	10	1,210,944	0.3	10.91	65.1	534
11.01 - 11.50	7	704,370	0.2	11.34	71.0	522
11.51 - 12.00	4	397,172	0.1	11.73	59.1	535
12.01 - 12.50	1	224,878	0.1	12.25	53.6	528
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	6	1,118,724	0.3	7.17	78.5	655
1.50	509	90,067,968	20.9	7.61	80.2	602
2.00	5	1,463,201	0.3	6.64	87.9	720
3.00	1,542	338,026,158	78.4	7.37	80.9	609
3.45	1	174,715	0.0	7.05	66.0	615
5.00	2	211,845	0.0	7.56	86.1	643
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	535	106,990,523	24.8	7.42	81.7	623
1.50	1,516	320,773,403	74.4	7.42	80.4	603
2.00	14	3,298,686	0.8	7.69	83.6	593
Total:	2,065	431,062,612	100.0	7.42	80.8	608

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,103	471,728,414	86.7	7.66	80.0	608
24	152	45,251,584	8.3	6.66	83.7	642
36	16	4,356,917	0.8	6.63	81.4	647
60	79	21,458,947	3.9	7.15	82.6	656
120	5	1,162,488	0.2	6.74	77.8	638
Total:	3,355	543,958,351	100.0	7.55	80.4	613

    *     Note, for second liens, CLTV is employed in this calculation.